Exhibit 99.2

Supplemental Information

Q1 2007

InPhonic

WIREFLY®

MOBILE

Disclosures

Forward-Looking Statements

This presentation contains forward-looking statements, including, without limitation, all statements related to future financial performance, plans to grow our business and build our brand. Words such as “expect,” “anticipate,” “believe” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our fluctuating operating results, seasonality in our business, our ability to acquire products on reasonable terms, our online business model, demand for our products, the strength of our brand, competition, our ability to fulfill orders and other risks detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2006 and our Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement, and InPhonic undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Non-GAAP Financial Measures

The Company believes that the presentation of Non-GAAP measures provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. The Company believes when U.S. GAAP results are viewed in conjunction with these Non-GAAP measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, the Company’s management uses these measures for reviewing the Company’s financial results. These measures should be considered in addition to results prepared in accordance with U.S. GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Proprietary Copyright InPhonic, Inc. 2006

Supplemental Information

Q1 2007 financial results included the following items:

Depreciation and amortization - $5.4 million

Stock based compensation - $3.2 million

Non-cash amortization of sales and marketing expenses - $0.2 million

Interest expense - $2.0

Legal and accounting expenses - $2.9 million

AR and EDP and inventory reserve adjustments - $3.5 million

Rebate – consumer credits - $0.8 million

In addition, restructuring and business Initiatives are expected to contribute approximately $15.5 million in quarterly savings. These are discussed on the following page.

Proprietary Copyright InPhonic, Inc. 2006

Supplemental Information

Restructuring and business initiatives to drive cash flow and profitability – we believe these initiatives will positively impact our business in the second half of 2007:

We previously disclosed a reduction of spending of $2 million per month - $6 million per quarter. Approximately 20 percent of these adjustments reflect CAPEX reductions and the remainder reflect adjustments to sales and marketing and general and administrative expenses.

We believe there are an additional $3 million per quarter in sales and marketing and general and administrative expenses that can be reduced.

We are launching a customer loyalty / retention program that could reduce our deactivations by up to $5.5 million per quarter.

We are adjusting our internal billing and collections efforts of wireless features – we believe that we can recover up to $1 million per quarter by lowering the deactivation rate of the features we activate. Some of this effort will be affected by the loyalty and retention program.

Proprietary Copyright InPhonic, Inc. 2006

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